Exhibit 10.1.2
                                                                  EXECUTION COPY

       SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT, CAPITAL
                    EXPENDITURE LINE AND SECURITY AGREEMENT

      THIS SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT, CAPITAL EXPENDITURE LINE AND SECURITY AGREEMENT (the "Agreement") is entered into on the __ day of October, 2002 by and among PHILIPP BROTHERS CHEMICALS, INC., a corporation organized under the laws of the State of New York, ("Borrower"), Phibro-Tech, Inc., a corporation organized under the laws of the State of Delaware, C P Chemicals, Inc., a corporation organized under the laws of the State of New Jersey, The Prince Manufacturing Company, a corporation organized under the laws of the State of Illinois (as an individual entity and as successor by merger to The Prince Manufacturing Company, a corporation organized under the laws of the State of Pennsylvania), Prince Agriproducts, Inc., a corporation organized under the laws of the State of Delaware, Mineral Resource Technologies, Inc., a corporation organized under the laws of the State of Delaware (successor by merger of Mineral Resource Technologies, L.L.C. which merged into MRT Management Corp.), Phibro-Chem, Inc., a corporation organized under the laws of the State of New Jersey, PhibroChemicals, Inc., a corporation organized under the laws of the State of New York, Western Magnesium Corp., a corporation organized under the laws of the State of California, Phibro Animal Health Holdings, Inc., a corporation organized under the laws of Delaware, and Phibro Animal Health U.S., Inc., a corporation organized under the laws of Delaware (each a "Guarantor" and collectively "Guarantors"), the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender") and PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC"), as agent for Lenders (PNC, in such capacity, the "Agent").

                                    RECITALS

      Whereas, on August 19, 1998, PNC, the Borrower and certain Guarantors entered into a Revolving Credit, Acquisition Term Loan and Security Agreement (as such has been amended, supplemented and/or restated until November 28, 2000, the "Original Loan Agreement"), pursuant to which certain Lenders extended various credit facilities in favor of the Borrower;

      Whereas, on November 29, 2000, Borrower, Guarantors and Lenders amended and restated the Original Loan Agreement and entered into an Amended and Restated Revolving Credit, Capital Expenditure Line and Security Agreement (as may be amended, supplemented and/or restated, the "Loan Agreement"), pursuant to which the Lenders extended various credit facilities in the aggregate amount of $85,000,000 in favor of the Borrower;

      Whereas, on September 28, 2001, Borrower, Guarantors and Lenders agreed to modify the terms of the Loan Agreement as set forth in the First Amendment to Amended and Restated Revolving Credit, Capital Expenditure Line and Security Agreement;

      Whereas, Borrower, Guarantors and Lenders have agreed to further modify the terms of the Loan Agreement as set forth in this Agreement.

      Now, therefore, in consideration of Lender's continued extension of credit and the agreements contained herein, the parties agree as follows:

                                    AGREEMENT

1) ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to Borrower with respect to the Obligations is correct.

2)    MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

      (A) The following definitions contained in Section 1.2 are hereby deleted and new definitions are substituted therefor to read as follows:

      "Capital Expenditure Line Interest Rate" shall mean an interest rate per annum equal to the sum of the Base Rate plus one and three quarters of one percent (1.75%).

      "Revolving Interest Rate" shall mean an interest rate per annum equal to the sum of the Base Rate plus one and one half of one percent (1.50%).


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

                                                                  Exhibit 10.1.2
                                                                  EXECUTION COPY

      "Maximum Loan Amount" shall mean $60,800,000.

      "Maximum Revolving Advance Amount" shall mean $55,000,000.

      (B) The following definition is hereby added to Section 1.2 of the Loan Agreement to read as follows:

      "Inventory Sublimit" shall mean (i) $35,000,000 in the aggregate at any one time until and including March 31, 2003, (ii) $32,500,000 in the aggregate at any one time from April 1, 2003 until and including June 30, 2003 and (iii) $30,000,000 in the aggregate at any one time thereafter.

      (C) The following  definition  contained in Section 1.2 is hereby deleted:

      "Applicable Margin"

      (D) Subsection 2.1(a)(ii) of the Loan Agreement is hereby deleted and replaced with a new Subsection 2.1(a)(ii) to read as follows:

            (ii) the lesser of (A) 60%, subject to the provisions of Section 2.1(b) hereof, of the value of the Eligible Inventory ; or (B) the Inventory Sublimit; or (C) 85% of the net orderly liquidation value of Eligible Inventory as determined by the appraisals (the "Appraisals") referred to in Section 7 of the Second Amendment to Amended and Restated Revolving Credit, Capital Expenditure Line and Security Agreement, dated as of October __, 2002, by and among Borrower, Guarantors, Lenders and the Agent, and thereafter as reasonably determined by the Agent from time to time upon request of the Borrower using substantially the same methodology and standards as are used in the Appraisals (the lesser of (A), (B) and (C) shall be referred to as the "Inventory Advance Rate") (the Receivables Advance Rate and the Inventory Advance Rate shall be referred to collectively, as the "Advance Rates"), minus

      (E) Subsection 2.2(a) of the Loan Agreement is hereby deleted and replaced with new Subsection 2.2(a) to read as follows:

            2.2 (a) Capital Expenditure Advances. Subject to the terms and conditions set forth in this Agreement, each Lender, severally and not jointly, will make Capital Expenditure Advances to Borrower, from time to time during the period commencing on the Closing Date and ending on October 1, 2002, in aggregate principal amounts, at any time, equal to such Lender's Commitment Percentage of up to the lesser of (i) $5,800,000; or (ii) 70% of the appraised orderly liquidation value of Borrower's domestic Equipment (For purposes of this Subsection 2.2(a), the term "Equipment" shall include only the Equipment of the Borrower). Upon receipt  by  Agent  of an  appraisal  calculating  the  appraised  orderly liquidation value of Borrower's domestic Equipment, Borrower shall reimburse each Lender their Commitment Percentage of any Capital Expenditure Line Advances provided to Borrower in excess of the value of 70% of the appraised orderly liquidation value of Borrower's domestic Equipment. The Capital Expenditure Advances shall be evidenced by the secured promissory note (the "Capital Expenditure Line Note"), substantially in the form attached as Exhibit 2.2(a).

            The amount  derived  from the  calculation  of the lesser of (i) and
      (ii) above shall be referred to as the "Capital Expenditure Line Formula Amount".

      (F) Subsection 2.10 of the Loan Agreement is hereby deleted and replaced with a new Subsection 2.10 to read as follows:

      2.10. Letters of Credit. Subject to the terms and conditions hereof, Agent shall (a) issue or cause the issuance of Letters of Credit ("Letters of Credit") on behalf of Borrower; provided, however, that Agent will not be required to issue or cause to be issued any Letters of Credit to the extent that the face amount of such Letters of Credit would then cause the sum of (i) the outstanding Revolving Advances plus (ii) outstanding Letters of Credit to exceed the lesser of (x) the Maximum Revolving
      Advance Amount or (y) the Formula Amount. The maximum amount of outstanding Letters of Credit shall not exceed $7,500,000 in the aggregate at any time. All disbursements or payments


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

                                                                  Exhibit 10.1.2
                                                                  EXECUTION COPY

      related to Letters of Credit shall be deemed to be Revolving Advances and shall bear interest at the applicable Contract Rate; Letters of Credit that have not been drawn upon shall not bear interest.

      (G) Subsection 6.5 of the Loan Agreement is hereby deleted.

      (H) Subsection 6.6 of the Loan Agreement is hereby deleted and replaced with a new Subsection 6.6 to read as follows:

      6.6. Interest Coverage Ratio. Maintain at all times an Interest Coverage Ratio of (i) not less than 1.29 to 1.0 as of September 30, 2002, to be tested for the immediately preceding three (3) months; (ii) not less than
      1.33 to 1.0 as of December 31, 2002, to be tested for the immediately preceding six (6) months; (iii) not less than 1.37 to 1.0 as of March 31, 2003, to be tested for the immediately preceding nine (9) months and (iv) not less than 1.40 to 1.0 as of June 30, 2003 and thereafter, to be tested for the immediately preceding twelve (12) months. For purposes of this
      Section 6.6, EBITDA shall be calculated to exclude one-time charges, restructuring charges and charges from discontinued operations.

      (I) Subsection 6.10 of the Loan Agreement is hereby deleted.

      (J) Subsection 6.12 is hereby added to the Loan Agreement to read as follows:

      6.12. Monthly Domestic Cash Flow. Maintain at all times, except as set forth below, a monthly domestic cash flow of at least $2,250,000, tested monthly on a trailing three (3) month basis. However, for the months of December, January and February of each year, monthly domestic cash flow shall not be less than $1,750,000 tested monthly on a trailing three (3) month basis. For purposes of this Subsection 6.12, (i) monthly domestic cash flow shall mean, for any month, the sum of EBITDA plus dividends and/or distributions paid to the Obligors from all foreign Subsidiaries and (ii) EBITDA shall be calculated to exclude one-time charges, restructuring charges and charges from discontinued operations.

      (K) Subsection 6.13 is hereby added to the Loan Agreement to read as follows:

      6.13. Minimum Undrawn Availability. Maintain at all times a minimum Undrawn Availability of not less than $5,000,000.

      (L) Subsection 9.9 of the Loan Agreement is hereby deleted and replaced with a new Subsection 9.9 to read as follows:

      9.9. Monthly Financial Statements and Borrowing Base Certificates. Furnish Agent within thirty (30) days after the end of each month, the financial statements of the Borrower and all of its direct and indirect Subsidiaries and of the Borrower and all of its domestic Subsidiaries including, but not limited to, an unaudited statement of profit and loss, statements of income and stockholders' equity and cash flow from the beginning of the current fiscal year to the end of such month and the balance sheet as at the end of such month, all on a consolidated and consolidating basis reflecting results of operations from the beginning of the fiscal year to the end of such month and for such month, prepared on a basis consistent with prior practices and fairly present, in all material respects, such financial condition, subject to normal year end and audit adjustments. The reports shall be accompanied by a certificate on behalf of each Obligor by the Chief Financial Officer of such Obligor, which shall state that, based on an examination sufficient to permit it to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Obligors with respect to such event and, such certificate shall have appended thereto calculations which set forth Obligors' compliance with the requirements or restrictions imposed by Sections 6.6, 6.12, 6.13, 7.6 and 7.11 hereof.. Furnish Agent within twenty (20) days after the end of each month a Borrowing Base Certificate for the Borrower and its domestic Subsidiaries, on a consolidated basis, and for each domestic Obligor, in form and reasonably satisfactory to the Agent.

                                                                  Exhibit 10.1.2
                                                                  EXECUTION COPY

3) EURODOLLAR LOAN AVAILABILITY. Notwithstanding any other term and/or provision of the Loan Agreement or the Other Documents, as of the date hereof, Eurodollar Loans are no longer available to the Borrower.

4) WAIVER OF BREACH OF COVENANT. The Borrower acknowledges that it is in breach of the following financial covenants under the Loan Agreement for the periods ended June 30, 2002 and September 30, 2002: (i) the Domestic Net Worth covenant contained in Section 6.5 of the Loan Agreement, (ii) the Interest Coverage Ratio contained in Section 6.6 of the Loan Agreement and (iii) the Fixed Charge Coverage Ratio contained in Section 6.10 of the Loan Agreement. The Lenders hereby waive the Borrower's breaches under such covenants solely for such periods. Except as heretofore waived by the Lenders in writing, the Lenders reserve their rights under the Loan Agreement and the Other Documents for breaches under such covenants for any other periods.

5)    ACKNOWLEDGMENTS. Borrower acknowledges and represents that:

      (A) the Loan Agreement and Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

      (B) to the best of its knowledge, no default by the Agent or Lenders in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

      (C) all representations and warranties of the Borrower contained herein and in the Other Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date and except to the extent that the Agent and the Lenders have been notified by the Borrower that any representation or warranty is not correct and the Required Lenders have explicitly waived in writing compliance with such representation or warranty (which waiver is hereby granted) and except for changes not prohibited by the terms of the Loan Agreement;

      (D) Borrower has taken all necessary corporate or company action to authorize the execution and delivery of this Agreement; and

      (E) this Agreement is a modification of an existing obligation and is not a novation.

6) PRECONDITIONS. The Borrower shall deliver to the Agent the following: (a) an executed Second Amendment to Amended and Restated Revolving Credit, Capital Expenditure Line and Security Agreement, (b) an executed Amended and Restated Revolving Credit Note in favor of PNC in the amount of $22,647,058.82, (c) an executed Amended and Restated Revolving Credit Note in favor of Bank of America, N.A. in the amount of $16,176,470.59, (d) an executed Amended and Restated Revolving Credit Note in favor of General
      Electric Capital Corporation in the amount of $16,176,470.59, (e) an executed Amended and Restated Capital Expenditure Line Note in favor of PNC in the amount of $2,388,235.30, (f) an executed Amended and Restated Capital Expenditure Line Note in favor of Bank of America, N.A. in the amount of $1,705,882.35, (g) an executed Amended and Restated Capital Expenditure Line Note in favor of General Electric Capital Corporation in the amount of $1,705,882.35, (h) an amendment fee in the amount of $100,000 and (i) an executed resolution of each Obligor authorizing the transaction described herein. It is understood and agreed that Borrower shall pay all fees and costs incurred by Lenders in entering into this Agreement and the other documents executed in connection herewith, including but not limited to all reasonable attorney fees and expenses of Lenders' counsel.

7) POST CONDITIONS. The Borrower shall promptly engage an appraiser or appraisers satisfactory to the Agent to prepare an orderly liquidation value appraisal with respect to all of Borrower's Inventory and an orderly liquidation value appraisal of the Borrower's domestic Equipment (For purposes of this Section 7, the term "Equipment" shall include only the Equipment of the Borrower). Such appraisal shall be delivered to the Agent no later than December 20, 2002. Failure to deliver such appraisal to the Agent by said date shall be deemed an Event of Default. Until such appraisal is delivered to the Agent, the Minimum Undrawn Availability set forth in Section 6.13 shall not be less than $7,500,000, notwithstanding any term or provision to the contrary contained herein. However, upon delivery of such appraisal to the Agent, the Minimum Undrawn Availability shall reduce to $5,000,000. The

                                                                  Exhibit 10.1.2
                                                                  EXECUTION COPY

      Borrower shall cooperate and provide such appraiser with such assistance and information as reasonably requested to allow such appraiser to prepare such appraisals and to deliver the same to the Borrower, the Agent and the Lenders.

8) MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the State of New Jersey, without reference to that state's conflicts of law principles. This Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the Other Documents. This Agreement and the Other Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and either the Loan Agreement or any of the Other Documents, the terms of this Agreement, then the Loan Agreement, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

9) DEFINITIONS. The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement. The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in New Jersey.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

BORROWER:

ATTEST:                                  PHILIPP BROTHERS CHEMICALS, INC.

BY: /s/ Joseph M. Katzenstein            By: /s/ William A. Mathison
    ------------------------------           ------------------------------
    Joseph M. Katzenstein, Secretary         William A. Mathison, Vice President
                                             One Parker Plaza
                                             Fort Lee, N.J. 07024

GUARANTORS:

ATTEST:                                  PHIBRO-TECH, INC.

BY: /s/ Joseph M. Katzenstein            By: /s/ William A. Mathison
    ------------------------------           ------------------------------
    Joseph M. Katzenstein, Secretary         William A Mathison, Vice President
                                             One Parker Plaza
                                             Fort Lee, N.J. 07024

ATTEST:                                  C P CHEMICALS, INC.

BY: /s/ Joseph M. Katzenstein            By: /s/ William A. Mathison
    ------------------------------           ------------------------------
    Joseph M. Katzenstein, Secretary         William A Mathison, Vice President
                                             One Parker Plaza
                                             Fort Lee, N.J. 07024

                                                                  Exhibit 10.1.2
                                                                  EXECUTION COPY

ATTEST: THE PRINCE MANUFACTURING COMPANY (IL) (as an individual entity and as successor by merger to The Prince Manufacturing Company, a corporation organized under the laws of the State of Pennsylvania,)

BY: /s/ Joseph M. Katzenstein            By: /s/ William A. Mathison
    ------------------------------           ------------------------------
    Joseph M. Katzenstein, Secretary         William A Mathison, Vice President
                                             One Prince Plaza
                                             P.O. Box 1009
                                             Quincy, Il. 62306

ATTEST:                                  PRINCE AGRIPRODUCTS, INC.

BY: /s/ Joseph M. Katzenstein            By: /s/ William A. Mathison
    ------------------------------           ------------------------------
    Joseph M. Katzenstein, Secretary         William A Mathison, Vice President
                                             One Prince Plaza
                                             P.O. Box 1009
                                             Quincy, Il. 62306

ATTEST:                                  Mineral Resource Technologies, Inc.
                                         (successor by merger of Mineral
                                         Resource Technologies, L.L.C. which
                                         merged into MRT Management Corp.)

BY: /s/ Joseph M. Katzenstein            By: /s/ William A. Mathison
    ------------------------------           ------------------------------
    Joseph M. Katzenstein, Secretary         William A Mathison, Vice President
                                             120 Interstate North Parkway East
                                             Suite 440
                                             Atlanta, G.A. 30339

ATTEST:                                  PHIBRO-CHEM, INC.

BY: /s/ Joseph M. Katzenstein            By: /s/ William A. Mathison
    ------------------------------           ------------------------------
    Joseph M. Katzenstein, Secretary         William A Mathison, Vice President
                                             One Parker Plaza
                                             Fort Lee, N.J. 07024

ATTEST:                                  PHIBROCHEMICALS, INC.

BY: /s/ Joseph M. Katzenstein            By: /s/ William A. Mathison
    ------------------------------           ------------------------------
    Joseph M. Katzenstein, Secretary         William A Mathison, Vice President
                                             One Parker Plaza
                                             Fort Lee, N.J. 07024

                                                                  Exhibit 10.1.2
                                                                  EXECUTION COPY

ATTEST:                                  WESTERN MAGNESIUM CORP.

BY: /s/ Joseph M. Katzenstein            By: /s/ William A. Mathison
    ------------------------------           ------------------------------
    Joseph M. Katzenstein, Secretary         William A Mathison, Vice President
                                             One Parker Plaza
                                             Fort Lee, N.J. 07024

ATTEST:                                  PHIBRO ANIMAL HEALTH HOLDINGS, INC.

BY: /s/ Joseph M. Katzenstein            By: /s/ Jack C. Bendheim
    ------------------------------           ------------------------------
    Joseph M. Katzenstein, Secretary         Jack C. Bendheim, Chief Executive
                                               Officer
                                             One Parker Plaza
                                             Fort Lee, N.J. 07024

ATTEST:                                  PHIBRO ANIMAL HEALTH  U.S., INC.

BY: /s/ Joseph M. Katzenstein            By: /s/ Jack C. Bendheim
    ------------------------------           ------------------------------
    Joseph M. Katzenstein, Secretary         Jack C. Bendheim, Chief Executive
                                               Officer
                                             One Parker Plaza
                                             Fort Lee, N.J. 07024

SIGNATURE PAGES OF LENDERS TO FOLLOW

                                                                  Exhibit 10.1.2
                                                                  EXECUTION COPY

LENDERS:

ATTEST:                        PNC BANK, NATIONAL ASSOCIATION, as Lender and as
                               Agent

                               By: /s/ Michelle Stanley-Nurse
                                   ---------------------------------------
                                   Name:    Michelle Stanley-Nurse
                                   Title:   Vice President
                                   Address: 70 East 55th Street, 14th Floor
                                            New York, New York  10022
                               Commitment Percentage:  41.1764705882%

                               BANK OF AMERICA, N. A., as Lender

                               By: /s/ Edmundo E. Kahn
                                   ---------------------------------------
                                   Name:    Edmundo E. Kahn
                                   Title:   Vice President
                                   Address: 335 Madison Avenue
                                            6th Floor
                                            New York, New York 10017
                               Commitment Percentage:  29.4117647059%

                               GENERAL ELECTRIC CAPITAL CORPORATION, as Lender

                               By: /s/
                                   ---------------------------------------
                                   Name:
                                   Title:
                                   Address:

                               Commitment Percentage:  29.4117647059%